SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                         ---------------------------------


                                 Date of Report

                                January 13, 2003
                     (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
              (Exact name of registrant as specified in its Charter)


                 Florida                              34-027228
--------------------------------------       -----------------------------
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)



        1750 East Sunrise Blvd.
        Ft. Lauderdale, Florida                        33304
--------------------------------------       -----------------------------
(Address of principal executive offices)              (Zip Code)

                                   65-0507804
                     --------------------------------------
                        (IRS Employer Identification No.)




                                 (954) 760-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

(a)      Previous Independent Accountants

     (i) On January 7, 2003, BankAtlantic Bancorp dismissed KPMG LLP as its independent public accountants effective upon completion of the audit of the fiscal year ended December 31, 2002. KPMG LLP will serve as independent accountants through the filing of all required reports covering operations for fiscal year 2002, including the Annual Report on Form 10-K to be filed by March 31, 2003.

     (ii) The reports of KPMG LLP on the financial statements for the past two years ended December 31, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that in 2001, BankAtlantic Bancorp changed its method of accounting for derivative instruments and hedging activities.

     (iii) The decision to change accountants was approved by the Audit Committee of the board of directors of Registrant.

     (iv) In connection with its audits for the two most recent fiscal years ended December 31, 2001 and 2000, and through the date of this filing, there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     The Registrant has requested KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees or disagrees with the above statements. A copy of such letter, dated January 13, 2003 is filed as Exhibit 16 to this Form 8-K.

(b)      New independent accountants

     The Registrant's Audit Committee engaged PriceWaterhouseCoopers ("PWC") as its principal independent public accountants effective as of January 1, 2003. During the two most recent fiscal years and through January 7, 2003, the Registrant has not consulted with PWC regarding either the (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item (a)(1)(v) of Regulation S-K.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(i)      Financial Statements

                  Not applicable

(ii)     Pro Forma Financial Information

                  Not applicable

(iii)    Exhibits

     16. Letter dated January 13, 2003 from KPMG LLP to the Commission regarding the Registrant's change in independent public accountants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BANKATLANTIC BANCORP, INC.

                                                      By: /s/ JAMES A. WHITE
                                                      -------------------------
                                                         James A. White
                                                     Executive Vice President
                                                     - Chief Financial Officer


Dated: January 13, 2003